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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K

Amendment No. 3
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 30, 2006

SuperDirectories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-51533	14-1817301
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

5337 Route 374, Merrill, NY		12955
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:    (518) 425-0320
Fax number:   412-803-3678

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.02 Non–Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b)(1)  On March 15, 2005, the new auditors were engaged to audit the financial statements as of and for the year ended September 30, 2004.  At this time, the new auditors believed that because the financial statements audited by the predecessor accountant were not included in any public offering at those dates, it would be able to rely on the predecessor’s audit report.  Based on subsequent comments received from the SEC, it was determined that the new auditors would have to re–audit our financial statements from inception.  During November and December, 2005, the new auditors conducted their field work, and during that time, they discussed with us the items as set forth below.  We are unable to give a more specific date as management did not keep a day–by–day log of conversations.

(b)(2)  The affected financial statements were for the fiscal years ending September 30, 2004 and 2003.  As noted below, new auditors were required in order to meet requirements of PCAOB.

(b)(3)  Based upon the audits performed by our new auditors, we have restated financial statements for the fiscal years ended September 30, 2004 and 2003. The restatement also affects periods prior to 2003. The financial statements from inception through September 30, 2003, were originally audited by other auditors. However, those auditors are not registered with the Public Company Accounting Oversight Board, and as such were not permitted to audit financial statements or perform other audit procedures of companies that are publicly registered, or seeking public registration. The current auditors determined that a deferred tax liability related to the Company's intangible assets needed to be recorded for prior periods. Because our original audit firm was not permitted to audit this prior period adjustment, we engaged the current audit firm to re–audit the financial statements for the time period from November 1, 1999 (inception) forward. As a result of these re–audits additional errors were discovered.  Correction of these errors resulted in an increase in the net loss for fiscal 2004 of $45,362, and an increase in the net loss for fiscal 2003 of $25,736 and a decrease in net loss for periods prior to 2003 of $154,364. Since recording these adjustments in fiscal 2005 would have had a material impact on the financial statements for fiscal 2005, we determined that a restatement of our prior years' financial statement was appropriate. The following is a summary of the significant changes that were made to the financial statements, which were discovered during the re–audits.

In the Original 10SB filed September 20, 2005, Intangible assets, net, as shown on the September 30, 2004 and 2003 balance sheet was comprised of the following:

      2004

                  2003

    Website concept

            $ 1,000,000

$ 1,000,000

    Website development costs

      456,557

      442,906

    Tradename (net of amortization)

          2,680

          2,492

           Total

$ 1,459,237

$ 1,445,398

As a result of the re–audits it was determined that the following corrections should be made to intangible assets, net:

During the period ended September 30, 2000, the Company issued 100,000,000 shares of common stock to the Company's president in connection with his transfer of his legal right, title and interest in the internet website concept & design known as superdirectories.com. The company originally valued the concept based on the fair value of the stock given or $1,000,000. However, Generally Accepted Account Principles require that the intangible asset be recorded at the transferor’s historical cost basis. Because the Company's President did not have any historical cost basis, the intangible asset was eliminated and a charge of $1,000,000 was made to Additional paid in capital. It was also determined that certain website development costs totaling $229,028 that were previously capitalized should have been expensed resulting in total capitalized website costs at September 30, 2004 and 2003 of $227,529 and $213,879, respectively.  These website development costs were originally included in intangible assets, net, and will now be shown under fixed assets on the balance sheet.  Tradename, net of amortization, remained unchanged.

In connection with the above correction to intangible assets, the deferred tax liability was eliminated and all remaining deferred tax assets were reduced to $0 through a valuation allowance.

 The company determined that it would also correct other miscellaneous errors discovered during the re–audits, none of which resulted in an increase or decrease to net assets greater than $10,000.  The net increase in assets for 2004 and 2003 was $13,835 and $8,859, respectively.  All figures are gross and the changes are reflected in the following charts:

The effect of these errors on the results of operations for the above mentioned financial statements is as follows:

Net Loss

      2004          2003          2002          2001          2000           Total

As previously reported     63,847      25,767        74,344       80,573      358,951      603,482

     As restated               109,209      51,503      121,664     109,493      128,347      520,216

     Net change                 45,362      25,736        47,320       28,920     (230,604)     (83,266)

The effect of correction of these errors on retained earnings and significant assets, liability, and equity accounts is as follows:

	2004	2003
Deficit accumulated during the development stage
As previously reported	603,482	539,635
As restated	520,216	411,007
Change	(83,266)	(128,628)

Website
As previously reported	1,000,000	1,000,000
As restated	–	–
Change	(1,000,000)	(1,000,000)

Website development costs
As previously reported	456,557	442,906
As restated	227,529	213,878
Change	(229,028)	(229,028)

Deferred tax asset (liability)
As previously reported	(292,309)	(338,026)
As restated	–	–
Change	292,309	338,026

Additional paid in capital
As previously reported	(476,774)	(210,234)
As restated	529,376	800,537
Change	1,006,150	1,010,771
The effect of correction of these errors on other miscellaneous balance sheet accounts is as follows:
As previously reported:
Due from stockholder	3,633	–
Accumulated depreciation	(22,558)	(18,683)
Prepaid taxes	–	–
Franchise tax payable	(1,018)	(837)
Loan from shareholder	–	(110)
Capital stock	(1,522,163)	(1,440,172)
	(1,542,106)	(1,459,802)

As restated:
Due from stockholder	12,683	6,970
Accumulated depreciation	(19,531)	(14,549)
Prepaid taxes	740	85
Franchise tax payable	–	(627)
Loan from shareholder	–	–
Capital stock	(1,522,163)	(1,442,822)
	(1,528,271)	(1,450,943)
Change	13,835	8,859

(b)(4)  We have no audit committee.  Mr. Luke Lalonde, sole director acting for and as the Board, discussed the foregoing matters with the independent auditors.

(c)(1)  The independent auditors have been provided with a copy of the Amendment No. 2 prior to filing with the Commission.

(c)(2)  The independent auditors have been requested to furnish a letter directed to the Commission stating their agreement with the statements made by the Company.

(c)(3)  The letter referred to above ((c)(2)) will be filed as Exhibit 7 within two business days of receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SuperDirectories, Inc. (Registrant)
Date: July 10, 2006	/s/ Luke Lalonde Luke Lalonde, President (Signature)*